UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2022

MIDWEST ENERGY EMISSIONS CORP.
(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1810 Jester Drive Corsicana, Texas	75109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 505-6115

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

See Item 5.02 below for information on the issuance of shares of common stock of Midwest Energy Emissions Corp (the “Company”) to the Company’s Chairman of the Board and a director. In addition, on May 31, 2022, and pursuant to a consulting agreement dated May 31, 2022 with a nonaffiliated third party, the Company issued 500,000 shares of the Company’s common stock to such party as part of its compensation thereunder. All of the foregoing securities have been issued in reliance upon the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2022, the Company granted nonqualified stock options to the following executive officers: John Pavlish (Senior Vice President and Chief Technology Officer) and James Trettel (Vice President of Operations) – nonqualified stock options to each acquire 500,000 shares of the Company’s common stock; and Jami Satterthwaite (Chief Financial Officer) – nonqualified stock options to acquire 100,000 shares of the Company’s common stock. On such date, two other employees were also granted nonqualified stock options to each acquire 50,000 shares of the Company’s common stock. All of such options were granted under the Company’s 2017 Equity Incentive Plan (the “2017 Plan”) and are exercisable at $0.21 per share, representing the fair market value of the common stock on the date of grant as determined under the 2017 Plan. The options are fully vested and exercisable as of the date of grant and will expire five years thereafter.

In addition, on May 31, 2022, the Company granted and agreed to issue 150,000 shares of the Company’s common stock to Christopher Greenberg (Chairman of the Board) and 100,000 shares of the Company’s common stock to David M. Kaye (director).

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Energy Emissions Corp.

Date: June 6, 2022	By:	/s/ David M. Kaye
David M. Kaye Secretary

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